UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2022 (April 14, 2022)

LESAKA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-31203	98-0171860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

President Place, 4th Floor, Cnr.
Jan Smuts Avenue and Bolton Road
 Rosebank, Johannesburg, South Africa
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: 011-27-11-343-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	LSAK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Lesaka Technologies, Inc. ("Lesaka") filed a Current Report on Form 8-K (the "Initial Report") on April 20, 2022 in connection with its completion of the acquisition of all of the issued and outstanding ordinary shares of Ovobix (RF) Proprietary Limited ("Ovobix") and Luxanio 227 Proprietary Limited ("Luxanio") and 14.14% of Cash Connect Management Solutions Proprietary Limited ("CCMS") and K2021477132 (South Africa) Proprietary Limited ("K2021" and together with Ovobix, Luxanio and CCMS, the "Target Companies").  As permitted under Item 9.01 of Form 8-K, Lesaka filed a form 8-K/A to include the financial statements of the Target Companies and required pro forma information on June 30, 2022.

Lesaka is filing this Amendment No. 2 on Form 8-K/A in order to correct the date of the report of independent auditors referenced in the consent filed with Amendment No. 1 to the Initial Report.

No changes to the previously filed financial information are contained in this Amendment No. 2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibits	Description
23.1	Consent of Ernst & Young Incorporated
99.1	Audited combined financial statements of CCMS and K2021 and their respective subsidiaries as at and for the fiscal years ended February 28, 2022 and 2021*
99.2	Unaudited pro forma combined balance sheet of Lesaka as of December 31, 2021; unaudited pro forma combined statement of operations of Lesaka for the year ended June 30, 2021; and unaudited pro forma combined statement of operations and comprehensive loss of Lesaka for the six months ended December 31, 2021*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Previously filed with Amendment No. 1 to the Initial Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LESAKA TECHNOLOGIES, INC.

Date: July 6, 2022	By:	/s/ Naeem E. Kola
	Name:	Naeem E. Kola
	Title:	Group Chief Financial Officer